UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020 (January 23, 2020)

CoJax Oil and Gas Corporation

(Exact name of registrant as specified in its charter)

Virginia	333-232845	46-1892622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Jeffrey Guzy, Chief Financial Officer

3033 Wilson Boulevard, Suite E-605

Arlington, Virginia 22201

(703) 216-8606

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 23, 2020, CoJax Oil and Gas Corporation, a Virginia corporation, (“Company”) amended  its Amended and Restated Articles of Incorporation to authorize and create Series A Convertible Preferred Stock, $0.01 par value per share, (“Series A Stock”).  Five hundred thousand shares of Series A Stock are authorized. The shares of Series A Stock are:

(1)not entitled to dividends;

(2)convertible on demand of holder to, and upon occurrence of a merger or other significant corporate transaction into, 10 shares of Company Common Stock, $0.01 par value per share, (“Common Stock”);

(3)entitled to a one cent per share liquidation dividend with preference over liquidation distribution to shares of Common Stock;

(4)entitled to one vote per share on all matters presented for shareholder approval and vote with the shares of Common Stock as a single class of voting securities, except the shares of Series A Stock musts approve by at least simple majority vote any of the following corporate transactions: (a) alter or change the rights, preferences or privileges of the Series A Preferred Stock so as to materially and adversely affect such shares; (b) amend the Amended and Restated Articles of Incorporation, as amended, or Bylaws of the Corporation in a manner which materially and adversely affects the rights, preferences or privileges of the Series A Preferred Stock; or (c) create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock or other securities unless the same ranks junior to or equal to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and the payment of dividends or other payments or distributions.

The above summary of the Series A Stock is qualified in its entirety by the Amendment to the Amended and Restated Articles of Incorporation, which is filed as Exhibit 3.1 to this Current Report of Form 8-K.

The Amendment to the Amended and Restated Articles of Incorporation was approved by the Company’s Board of Directors and sole shareholder. The Company has one holder of issued shares of Common Stock and one director.  Neither the Common Stock nor Series A Stock are listed or quoted on a national securities exchange or The Over the Counter Market.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit NumberDescription of Exhibit

3.1Amendment to the Amended and Restated Articles of Incorporation of CoJax Oil

and Gas Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COJAX OIL AND GAS CORPORATION

Date: January 31, 2020	By:	/s/ Jeffrey Guzy

Jeffrey Guzy, Chief Executive Officer

EXHIBIT INDEX

Exhibit NumberDescription of Exhibit

3.1Amendment to the Amended and Restated Articles of Incorporation of CoJax Oil

and Gas Corporation